UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 1, 2013
Coeur d'Alene Mines Corporation
(Exact name of registrant as specified in its charter)

IDAHO (State or other jurisdiction of incorporation or organization)	1-8641 (Commission File Number)	82-0109423 (IRS Employer Identification No.)
505 Front Ave., P.O. Box “I”
Coeur d'Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, effective January 1, 2013, K. Leon Hardy retired as Senior Vice President and Chief Operating Officer of Coeur d'Alene Mines Corporation (the “Company”). Mr. Hardy will remain an employee of the Company in a non-executive capacity. As of January 1, 2013, Randy Buffington, Senior Vice President, Operations, is the Company's interim principal operating officer. Biographical information regarding Mr. Buffington is incorporated by reference to the Company's Current Report on Form 8-K filed September 25, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR D'ALENE MINES CORPORATION

Date: January 7, 2013	By:/s/ Frank L. Hanagarne, Jr.
Name:Frank L. Hanagarne, Jr. Title: Senior Vice President and Chief Financial Officer